                           AMENDMENT NO. 4 AND CONSENT

          AMENDMENT NO. 4 AND CONSENT (this "Consent"), dated as of July 7, 1998, among ALARIS MEDICAL, INC. (formerly named Advanced Medical, Inc.), a Delaware corporation ("Holdings"), ALARIS MEDICAL SYSTEMS, INC. (formerly named IVAC Holdings, Inc.), a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                               W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, The Borrower wishes to consummate a transaction whereby it will (i) acquire (the "Instromedix Acquisition") 100% of the outstanding capital stock of Instromedix, Inc. ("Instromedix") through a newly-formed Wholly-Owned Domestic Subsidiary of the Borrower (the "Acquisition Subsidiary") for a total consideration of approximately $55,000,000 and (ii) repay approximately $5,000,000 of existing indebtedness of Instromedix and its Subsidiaries;

          WHEREAS, in connection with the Instromedix Acquisition, Holdings
(i) may issue junior subordinated paid-in-kind preferred stock (the "Picower PIK Preferred Stock"), the net cash proceeds of which would be used to repay outstanding amounts under certain unsecured promissory notes issued by Holdings in accordance with the terms of this Consent (the "Instromedix Seller Note") and (ii) intends to issue unsecured senior discount notes (the "Discount Notes"), the net cash proceeds of which shall be contributed (the "Contribution") to the Borrower and, in turn, used by the Borrower (A) to repay outstanding Revolving Loans, (B) to repay any outstanding Indebtedness under the Instromedix Seller Note or repurchase any outstanding Picower PIK Preferred Stock and (C) to pay for the general corporate and working capital purposes of the Borrower and its Subsidiaries;

          WHEREAS, the consent of the Required Banks is required (i) to permit Borrower to consummate the Instromedix Acquisition, (ii) to permit Holdings to issue the Discount Notes and the Picower PIK Preferred Stock and
(iii) for the other amendments set forth in this Consent; and

          WHEREAS, Holdings and the Borrower have requested that the Banks grant, and the Banks are willing to grant (subject to the terms and conditions hereof), a consent to permit the Instromedix Acquisition, the issuance of the Discount Notes, the Picower PIK Preferred Stock and the other transactions contemplated below, and the parties hereto have further agreed to amend the Credit Agreement as set forth herein;

          NOW THEREFORE, it is agreed:

          1. The Banks hereby agree that the previously consummated acquisitions by the Borrower of each of (i) the assets of Patient Solutions, Inc. (the "Genie Acquisition") and (ii) the assets of Caesarea Medical Electronics, Ltd. representing the "Niki" infusion pump (the "Niki Acquisition") are Permitted Acquisitions under the Credit Agreement, PROVIDED, HOWEVER, no part of the consideration therefore shall be applied against the Dollar limitations applicable to Permitted Acquisitions set forth in Section 8.02(t) of the Credit Agreement, it being acknowledged that the aggregate amount of the Genie Acquisition was $5,250,000 and the aggregate amount of the Niki Acquisition (including any consideration therefor which has been previously paid) shall not exceed $5,000,000.

          2. Section 1.01(A)(d) of the Credit Agreement is hereby deleted in its entirety and the following new Section 1.01(A)(d) is inserted in lieu thereof:

          "(d)(1) Each loan made by a Bank with a D Term Loan Commitment under the D Term Loan Facility (such term loan, together with any term loans made pursuant to clause (2) of this Section 1.01(A)(d), collectively, the "D Term Loans," and each, a "D Term Loan"), (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Initial Borrowing Date, (ii) shall be denominated in U.S. Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, PROVIDED, that all D Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of D Term Loans of the same Type and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount which equals the D Term Loan Commitment, if any, of such Bank at such time.

          (2) Each D Term Loan made by a Bank with an Additional D Term Loan Commitment under the D Term Loan Facility, (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Additional D Term Loan Borrowing Date, (ii) shall be denominated in U.S. Dollars,
     (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, PROVIDED, that all such additional D Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of D Term Loans of the same Type and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Additional D Term Loan Borrowing Date that aggregate principal amount which equals the Additional D Term Loan Commitment, if any, of such Bank at such time.

     Once repaid, D Term Loans may not be reborrowed."

          3. Section 1.01(A)(e) of the Credit Agreement is hereby amended by deleting the last sentence appearing in said Section and inserting the following new sentence in lieu thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, but only to the extent that the Borrower has utilized proceeds of Revolving Loans to pay a portion of the purchase price for the Instromedix Acquisition, until such time as the Borrower shall have
     (i) received gross cash proceeds of at least $50,000,000, from the issuance of the Discount Notes and (ii) applied such proceeds as a repayment of then outstanding Revolving Loans in an amount equal to the greater of (A) $20,000,000 and (B) an amount equal to the remainder of
     (A) the net cash proceeds generated from the issuance of the Discount Notes LESS (B) the amount of such proceeds applied to repurchase any outstanding Picower PIK Preferred Stock or repay any outstanding indebtedness under the Instromedix Seller Note, the Borrower shall ensure that the Total Unutilized Revolving Loan Commitment is at least $20,000,000."

          4. Section 1.05(e) of the Credit Agreement is hereby deleted in its entirety and the following new Section 1.05(e) is inserted in lieu thereof:

          "(e) The D Term Note issued to each Bank with a D Term Loan Commitment or an Additional D Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (or if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount equal to the D Term Loans made by such Bank pursuant to
     Section 1.01(A)(d)(1) or 1.01(A)(d)(2), as the case may be, (iv) mature on the D Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

          5. Section 1.07 of the Credit Agreement is hereby amended by inserting the phrase ", Additional D Term Loan Commitments (in the case of D Term Loans incurred on the Additional D Term Loan Borrowing Date)" immediately after the phrase "D Term Loan Commitments" appearing therein.

          6. Section 3.03 of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately after the text "(b)" appearing at the beginning of clause (b) thereof and (ii) inserting the following new sub-clause (ii) immediately following existing clause (b) thereof:

          "(ii) The Total Additional D Term Loan Commitment shall terminate on the Additional D Term Loan Borrowing Date, after giving effect to the making of the D Term Loans on such date."

          7. Section 3.03(e) of the Credit Agreement is hereby amended by inserting the phrase ", the Total Additional D Term Loan Commitment" immediately following the phrase "Total D Term Loan Commitment" appearing therein.

          8. Section 4.02(A)(b)(iv) of the Credit Agreement is hereby amended by deleting the table therein in its entirety and inserting the following new table in lieu thereof:

          "SCHEDULED D REPAYMENT DATE                  AMOUNT"
           --------------------------                  ------
          the first Business Day in February, 1997     $100,000
          the first Business Day in May, 1997          $100,000
          the first Business Day in August, 1997       $100,000
          the first Business Day in November, 1997     $100,000

          the first Business Day in February, 1998     $100,000
          the first Business Day in May, 1998          $100,000
          the first Business Day in August, 1998       $175,000
          the first Business Day in November, 1998     $175,000

          the first Business Day in February, 1999     $175,000
          the first Business Day in May, 1999          $175,000
          the first Business Day in August, 1999       $175,000
          the first Business Day in November, 1999     $175,000

          the first Business Day in February, 2000     $175,000
          the first Business Day in May, 2000          $175,000
          the first Business Day in August, 2000       $175,000
          the first Business Day in November, 2000     $175,000

          the first Business Day in February, 2001     $175,000
          the first Business Day in May, 2001          $175,000
          the first Business Day in August, 2001       $175,000
          the first Business Day in November, 2001     $175,000

          the first Business Day in February, 2002     $175,000
          the first Business Day in May, 2002          $175,000
          the first Business Day in August, 2002       $175,000
          the first Business Day in November, 2002     $175,000

          the first Business Day in February, 2003     $175,000
          the first Business Day in May, 2003          $175,000
          the first Business Day in August, 2003       $175,000
          the first Business Day in November, 2003     $175,000

                                     -4-

          the first Business Day in February, 2004     $175,000
          the first Business Day in May, 2004          $175,000
          the first Business Day in August, 2004       $175,000
          the first Business Day in November, 2004     $175,000

          the first Business Day in February, 2005  $32,425,000
          D Term Loan Maturity Date                 $32,425,000

          9. Notwithstanding anything to the contrary contained in Section 4.02(A)(d) of the Credit Agreement, the Banks hereby agree that in the event Holdings issues the Picower PIK Preferred Stock, the net cash proceeds received by Holdings therefrom shall not be required to be applied as a mandatory repayment of outstanding Term Loans so long as 100% of such proceeds (or such lesser amount necessary to make the repayment described below) are used by Holdings to repay all then outstanding Indebtedness under the Instromedix Seller Note.

          10. Notwithstanding anything to the contrary contained in Section 4.02(A)(e) of the Credit Agreement, the Banks hereby agree that the net cash proceeds received by Holdings from the issuance of the Discount Notes shall not be required to be applied as a mandatory repayment of outstanding Term Loans.

          11. Sections 6.05(a) and 6.05(b) of the Credit Agreement are hereby deleted in their entirety and the following new Sections 6.05(a) and 6.05(b) are inserted in lieu thereof:

          "(a) The proceeds of the Term Loans incurred (x) pursuant to
     Section 1.01(A)(d)(1) on the Initial Borrowing Date shall be utilized
     (i) to finance the Transaction and (ii) to pay fees and expenses incurred in connection therewith and (y) pursuant to Section 1.01(A)(d)(2) on the Additional D Term Loan Borrowing Date shall be utilized (i) to repay outstanding Revolving Loans, (ii) to finance, in part, the Instromedix Acquisition and/or (iii) to pay fees and expenses incurred in connection therewith.

          (b) The proceeds of Revolving Loans may be utilized (i) in amounts of up to $10,000,000 on the Initial Borrowing Date (x) to finance the Transaction and (y) to pay fees and expenses incurred in connection therewith, (ii) after the Initial Borrowing Date, for the general corporate and working capital purposes of the Borrower and its Subsidiaries and (iii) on and after Additional D Term Loan Borrowing Date, to finance, in part, the Instromedix Acquisition.

          12.  Section 8.01(b) of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing at the end of clause (iii) appearing therein and inserting a comma in lieu thereof and (ii) inserting the text ",
(v) the issuance of the Instromedix Seller Note to the extent permitted by 8.04(r) and (vi) the issuance of the Discount Notes to the extent permitted by Amendment No. 4 and Consent" immediately following existing clause (iv) thereof.

          13.  Notwithstanding anything to the contrary contained in Section
8.02 or 8.05 of the Credit Agreement, the Banks hereby agree that the Borrower may consummate the Instromedix Acquisition as contemplated above so long as immediately, and in no event later than two Business Days following the Instromedix Acquisition the Acquisition Subsidiary (and each of its Domestic Subsidiaries) is merged with and into the Borrower with the Borrower being the survivor of such merger.

          14. Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (p) thereof and inserting a semicolon in lieu thereof, (ii) deleting the period appearing at the end of clause (q) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (r) immediately following existing clause (q) thereof:

               "(r) in the event the Discount Notes are issued prior to the consummation of the Instromedix Acquisition, Liens on the cash proceeds yielded from the issuance of the Discount Notes in favor of the trustee in respect of the Discount Notes, PROVIDED that such Liens shall be terminated upon the earlier of (x) the date on which the Instromedix Acquisition is consummated and (y) the Discount Notes Escrow End Date."

          15.  Notwithstanding anything to the contrary contained in Section
8.04 of the Credit Agreement, the Banks hereby agree that Holdings may issue the Discount Notes, PROVIDED, that (A) the Discount Notes (i) shall yield gross cash proceeds of at least $50,000,000 but no more than $110,000,000,
(ii) shall not be secured or guaranteed or otherwise supported in any way by the Borrower or any of its Subsidiaries, (iii) shall not mature or be subject to any mandatory amortization or sinking fund requirement earlier than August 1, 2006, (iv) shall not require cash payments of interest earlier than August 1, 2003 and (v) shall have terms and conditions otherwise reasonably satisfactory to the Agents and (B) in the event that the Borrower has utilized proceeds of Revolving Loans to pay a portion of the purchase price for the Instromedix Acquisition, an amount equal to the greater of (I) $20,000,000 and (II) an amount equal to the remainder of (x) the net cash proceeds generated from the issuance of the Discount Notes LESS (y) the amount of such proceeds applied to repay outstanding Indebtedness under the Instromedix Seller Note or repurchase any outstanding Picower PIK Preferred Stock shall, on the date such cash proceeds are generated, be contributed to the Borrower and, in turn, applied by the Borrower as a repayment of then outstanding Revolving Loans incurred under the Credit Agreement.

          16. Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (p) thereof, (ii) deleting the period at the end of clause (q) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (r) immediately following existing clause (q) thereof:

          "(r) Indebtedness of Holdings under the Instromedix Seller Note in an aggregate principal amount not to exceed $26,000,000, PROVIDED that Holdings shall repay all outstanding amounts under such Instromedix Seller Note on or prior to the Final Payment Date under, and as defined in, the Instromedix Acquisition Agreement and only with the cash proceeds received by Holdings from the issuance of (x) the Discount Notes or (y) the Picower PIK Preferred Stock".

          17.  Notwithstanding anything to the contrary contained in Section
8.05 of the Credit Agreement, the Banks hereby agree that Holdings and the Borrower may effect the Contribution.

          18. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (vii) thereof, (ii) deleting the period appearing at the end of clause (viii) thereof and inserting a semicolon in lieu thereof and (iii) inserting the following new clauses (ix) through (xii) immediately following existing clause (viii) thereof:

          (ix) in the event Holdings issues the Picower PIK Preferred Stock, Holdings may repurchase same so long as any such repurchases are made with the cash proceeds received by Holdings from the issuance of the Discount Notes;

          (x) in the event Holdings issues the Picower PIK Preferred Stock, Holdings may pay regularly scheduled Dividends on such Picower PIK Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Picower PIK Preferred Stock;

          (xi) so long as no Default or Event of Default then exists, after August 1, 2003, the Borrower may pay cash Dividends to Holdings, so long as the proceeds thereof are promptly used by Holdings to pay regularly scheduled interest (when and as due and payable) on the Discount Notes; and

          (xii) so long as no Default or Event of Default then exists, in the event that the Discount Notes are issued prior to the Instromedix Acquisition and the Instromedix Acquisition shall not have been consummated prior to the Discount Notes Escrow End Date, the Borrower may pay cash Dividends to Holdings in an amount equal to the aggregate amount of cash required to be paid in order to redeem the Discount Notes pursuant to the Discount Notes Escrow Arrangements less the aggregate amount of the proceeds yielded from the issuance of the Discount Notes held in escrow pursuant to the Discount Notes Escrow Arrangements."

          19. Section 8.08(a) of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following table in lieu thereof:

           Fiscal Year Ending                   Amount
           ------------------                   ------
           December 31, 1998                    $33,000,000

           December 31, 1999                    $35,000,000

           December 31, 2000 and thereafter     $30,000,000

          20. Section 8.15 of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing at the end of clause (iv) thereof, (ii) deleting the period appearing at the end of clause (v) thereof and inserting a semicolon in lieu thereof and (iii) inserting the following new clauses (vi) and (vii) immediately following existing clause (v) thereof:

          "(vi)     after the issuance of the Discount Notes, make (or give
     any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Discount Notes, PROVIDED that (i) the Series B Discount Notes may be issued in exchange for the Series A Discount Notes in accordance with the terms of the Discount Note Indenture and (ii) in the event that the Discount Notes are issued prior to the Instromedix Acquisition and the Instromedix Acquisition shall not have been consummated on or prior to Discount Notes Escrow End Date, Holdings may redeem the Discount Notes with the cash proceeds held in escrow pursuant to the Discount Notes Escrow Arrangements and the Dividends paid by the Borrower pursuant to Section 8.06(xii); or

          (vii) amend or modify, or permit the amendment or modification of, any provision of any Discount Note Document".

          21.  Notwithstanding anything to the contrary contained in Section
8.17 of the Credit Agreement, the Banks hereby agree that the Borrower may create the Acquisition Subsidiary in order to consummate the Instromedix Acquisition, and the Acquisition Subsidiary shall not be required to execute the Pledge Agreement, the Security Agreement and the Subsidiary Guaranty, PROVIDED that immediately, and in no event no later than two Business Days, following the consummation of the Instromedix Acquisition, the Acquisition Subsidiary (and each of its Domestic Subsidiaries) shall be merged with and into the Borrower with the Borrower being the survivor of each such merger.

          22. The definition of "Commitment" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text ", Additional D Term Loan Commitment" immediately following the text "D Term Loan Commitment".

          23. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the new definition of "Consolidated EBITDA" in lieu thereof:

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT adjusted by adding thereto (i) the amount of all depreciation expense and amortization expense and other non-cash charges that were deducted in determining Consolidated EBIT for such period and (ii) the amount of all integration costs incurred by the Borrower in connection with the Instromedix Acquisition, the Genie Acquisition and the Niki Acquisition, in each case to the extent same were deducted in determining Consolidated EBIT, PROVIDED that in no event shall the amount of such integration costs added to Consolidated EBITDA pursuant to this definition exceed $7,200,000.

          24.  The definition of "Consolidated Net Income" appearing in
Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the clause "Consolidated Net Income for any period" appearing in the last sentence thereof and (ii) inserting the following text immediately prior to the period appearing at the end of the last sentence thereof:

          "and (y) for purposes of calculating Consolidated Net Income for any period, Consolidated Net Income shall be adjusted for factually supportable and identifiable pro forma cost savings for such period determined in accordance with GAAP and concurred in by the Borrower's independent accountants that are directly attributable to the acquisition of an Acquired Entity or Business pursuant to a Permitted Acquisition".

          25. The definition of "D Term Loan" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the reference to "Section 1.01(A)(d)" appearing therein and inserting in lieu thereof the reference to "Section 1.01(A)(d)(1).".

          26. The definition of "Facility" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

          ", it being understood that all D Term Loans made pursuant to the Total Additional D Term Loan Commitment, as well as D Term Loans originally made pursuant to the Total D Term Loan Commitment, shall be part of the same Facility."

          27. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

          "Additional D Term Loan Borrowing Date" shall mean the date on which the Acquisition is consummated and additional D Term Loans are incurred pursuant to Section 1.01(A)(d)(2) to finance, in part, the Instromedix Acquisition.

          "Additional D Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Additional D Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 9.

          "Amendment No. 4 and Consent" shall mean Amendment No. 4 and Consent to this Agreement, dated as of July 2, 1998.

          "Discount Note Documents" shall mean and include each of the documents and other agreements to be entered into (including, without limitation, the Discount Note Indenture) relating to the issuance by Holdings of the Discount Notes, as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Discount Note Indenture" shall mean the indenture to be entered into by and between Holdings and the trustee with respect to the Discount Notes, as the same may be modified, supplemented or amended from time to time in accordance with the terms hereof and thereof.

          "Discount Notes" shall mean the Series A Discount Notes and any Series B Discount Notes issued in exchange therefor in accordance with the terms of the Discount Note Indenture.

          "Discount Notes Escrow Arrangements" shall mean the escrow arrangements, in form and substance satisfactory to the Agents, in respect of the cash proceeds yielded from the issuance of the Discount Notes to be made with the trustee in respect of the Discount Notes.

          "Discount Notes Escrow End Date" shall mean the date on which Holdings may be required to redeem all then outstanding Discount Notes in accordance with the terms of the Discount Notes Escrow Arrangements.

          "Genie Acquisition" shall mean the previously consummated acquisition by the Borrower of all or substantially all of the assets of Patient Solutions, Inc.

          "Instromedix" shall mean Instromedix, Inc., an Oregon corporation.

          "Instromedix Acquisition" shall mean the acquisition by the Borrower of all of the issued and outstanding shares of capital stock of Instromedix in accordance with the terms of Amendment No. 4 and Consent.

          "Instromedix Acquisition Agreement" shall mean that certain Agreement and Plan of Merger, dated as of June 24, 1998, among Holdings, the Borrower, Herbert J. and Shirley L. Semler, Instromedix and the shareholders of Instromedix.

          "Instromedix Seller Note" shall mean one or more unsecured promissory notes in an aggregate principal amount not to exceed $26,000,000 issued by Holdings in connection with the Instromedix Acquisition and on terms and conditions satisfactory to the Agents.

          "Niki Acquisition" shall mean the previously consummated acquisition by the Borrower of the assets of Caesarea Medical Electronics, Ltd. representing the "Niki" infusion pump.

          "Picower PIK Preferred Stock" shall mean pay-in-kind preferred stock issued by Holdings to Picower which shall (i) generate an amount of net cash proceeds equal to an amount sufficient to satisfy the Instromedix Seller Note, (ii) have an aggregate liquidation preference of no greater than an amount equal to the sum of (x) the gross cash proceeds generated from the issuance thereof and (y) the Dollar value of any Dividends accrued in respect thereof and (iii) have such other terms and conditions satisfactory to the Agents.

          "Series A Discount Notes" shall mean the Discount Notes initially issued (i) to repay any outstanding Indebtedness under the Instromedix Seller Note or repurchase any outstanding Picower PIK Preferred Stock, (ii) to the extent that the Borrower has utilized proceeds of Revolving Loans to pay a portion of the purchase price for the Instromedix Acquisition, to repay then outstanding Revolving Loans incurred hereunder in an amount equal to the greater of (A) $20,000,000 and (B) an amount equal to the remainder of (A) the net cash proceeds generated from the issuance of the Discount Notes LESS (B) the amount of such proceeds applied to repay outstanding Indebtedness under the Instromedix Seller Note or repurchase any outstanding Picower PIK Preferred Stock and (iii) for the general corporate and working capital purposes of the Borrower and its Subsidiaries, as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Series B Discount Notes" shall mean any Discount Notes issued in exchange for Series A Discount Notes, in the form to be set forth in the Discount Note Indenture, as such Series B Discount Notes may be modified, supplemented or amended from time to time, pursuant to the terms hereof and thereof.

          "Total Additional D Term Loan Commitment" shall mean the sum of the Additional D Term Loan Commitments of each of the Banks.

          28. Section 12.07(a) of the Credit Agreement is hereby deleted in its entirety and the following new Section 12.07(a) is inserted in lieu thereof:

          "(a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Holdings or the Borrower to the Banks); PROVIDED, that except as otherwise specifically provided therein, all computations determining compliance with Sections 4.02 and 8, including definitions used herein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1995 financial statements delivered to the Banks pursuant to Section 6.10(b) and (c), but shall not give effect to purchase accounting adjustments (i) required or permitted by APB 16 and its interpretations (including non-cash write-ups and non-cash charges relating to inventory, fixed assets and in-process research and development, in each case arising in connection with the Instromedix Acquisition, the Genie Acquisition, the Niki Acquisition and any Permitted Acquisitions consummated after the Consent Effective Date) and APB 17 and its interpretations (including non-cash charges relating to intangibles and goodwill arising in connection with the Instromedix Acquisition, the Genie Acquisition, the Niki Acquisition and any Permitted Acquisitions consummated after the Consent Effective Date) or (ii) otherwise required or permitted under GAAP.

          29. The Banks hereby agree that in the event the Discount Notes are issued prior to the consummation of the Instromedix Acquisition, the net cash proceeds yielded from the issuance thereof may be held in escrow by the trustee in respect of such Discount Notes pursuant to, and in accordance with, documentation satisfactory to the Agents until such time as the Instromedix Acquisition is consummated or the Discount Notes are redeemed in accordance with Section
8.15 of the Credit Agreement.

          30. The Banks hereby agree that on the Additional D Term Loan Borrowing Date, the Total Revolving Loan Commitment shall be increased by $10,000,000. In connection with such increase, the Banks hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Banks with Revolving Loan Commitments participate in each Borrowing of outstanding Revolving Loans (after giving effect to the increase in the Revolving Loan Commitment on the Consent Effective Date) on a PRO RATA basis (including by having any Revolving Loans incurred on the Additional D Term Loan Borrowing Date spread out over the then outstanding Borrowings of Revolving Loans on a PRO RATA basis even though as a result thereof such new Revolving Loans may effectively have a shorter Interest Period than the existing Revolving Loans), and it is hereby agreed that (x) to the extent any existing Borrowings of Revolving Loans that are maintained as Eurodollar Loans are broken as a result thereof, any breakage costs of the type described in Section 1.11 of the Credit Agreement incurred by such Banks in connection therewith shall be for the account of the Borrower and (y) to the extent the Revolving Loans that are incurred on the Additional D Term Loan Borrowing Date are spread out over the then outstanding Borrowings of Revolving Loans, the Banks that have made such additional Revolving Loans shall be entitled to receive an effective interest rate on such additional Revolving Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Revolving Loans plus the then Applicable Eurodollar Margin.

          31.  In connection with the incurrence of D Term Loans pursuant to
Section 1.01(A)(d)(2) of the Credit Agreement, the Banks hereby agree that, notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Banks with outstanding D Term Loans participate in each Borrowing of outstanding D Term Loans (after giving effect to the incurrence of D Term Loans pursuant to such Section 1.01(A)(d)(2)) on a PRO RATA basis (including by having the D Term Loans incurred pursuant to such Section 1.01(A)(d)(2) spread out over the then outstanding Borrowings of D Term Loans on a PRO RATA basis even though as a result thereof such new D Term Loans may effectively have a shorter Interest Period than the existing D Term Loans), and it is hereby agreed that (x) to the extent any existing Borrowings of D Term Loans that are maintained as Eurodollar Loans are broken as a result thereof, any breakage costs of the type described in Section 1.11 of the Credit Agreement incurred by such Banks in connection therewith shall be for the account of the Borrower or (y) to the extent the D Term Loans that are incurred pursuant to Section 1.01(A)(d)(2) of the Credit Agreement are spread out over the then outstanding Borrowings of D Term Loans, the Banks that have made such additional D Term Loans shall be entitled to receive an effective interest rate on such additional D Term Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional D Term Loans plus the then Applicable Eurodollar Margin.

          32. Annex I of the Credit Agreement is hereby amended by (i) inserting therein the new column entitled "Additional D Term Loan Commitment" as set forth on Annex I attached hereto and (ii) deleting the information set forth below the column entitled "Revolving Loan Commitment" appearing therein and inserting in lieu thereof the information set forth below the column entitled "Revolving Loan Commitment" appearing in Annex I attached hereto.

          33. The Borrower hereby agrees that, on or after the Consent Effective Date and upon the reasonable request of the Collateral Agent, such Credit Party will execute such amendments to the Mortgages as the Collateral Agent shall reasonably require in connection with the transactions contemplated by this Amendment.

          34. The Borrower agrees that on or promptly after the Consent Effective Date, and at its own expense, it will issue (x) new D Term Notes to those Banks listed on Annex I hereto with Additional D Term Loan Commitments, which D Term Notes shall be in conformity with the requirements of Section 1.05(e) of the Credit Agreement as amended hereby and (y) new Revolving Notes to those Banks listed on Annex I hereto with increased Revolving Loan Commitments, which Revolving Notes shall be in conformity with the requirements of Section 1.05(f) of the Credit Agreement.

          35. In order to induce the Agents and the Banks to enter into this Consent, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Consent Effective Date both before and after giving effect to this Consent and (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects on the date hereof and on the Consent Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          36. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          37. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agents.

          38. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          39. This Consent shall become effective on the date hereof on the date ("Consent Effective Date") when each of the following conditions have been met:

          a. Each of Holdings, the Borrower, the Agents, the Required Banks, each Bank with an Additional D Term Loan Commitment and each Bank whose Revolving Loan Commitment is being increased pursuant to this Consent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office;

          b. The Administrative Agent shall have received from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to the Borrower, an opinion addressed to the Agents and each of the Banks and dated the Consent Effective Date in form and substance satisfactory to the Agents, and covering such matters incident to this Consent and the transactions contemplated herein (including the matters set forth in clause (d) below and matters relating to the Instromedix Acquisition) as the Agents may reasonably request;

          c. The Administrative Agent shall have received resolutions of the Board of Directors of each of Holdings and the Borrower, which resolutions shall be certified by the Secretary or any Assistant Secretary of such Credit Party and shall authorize the execution, delivery and performance by such Credit Party of this Consent and the consummation of the transactions contemplated hereby, and the foregoing shall be acceptable to the Administrative Agent in its reasonable discretion; and

          d. The Administrative Agent shall have received a certificate, dated the Consent Effective Date, signed by the chief financial officer of the Borrower, in form and substance satisfactory to the Administrative Agent, demonstrating in reasonable detail that an aggregate amount of (x) an additional $30,000,000 of D Term Loans and (y) an additional $10,000,000 of Revolving Loans may be incurred by the Borrower under the Credit Agreement in compliance with the provisions of the Senior Subordinated Note Indenture.

                                   *   *   *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                              ALARIS MEDICAL, INC.
                              (formerly named Advanced Medical, Inc.)

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              ALARIS MEDICAL SYSTEMS, INC.
                              (formerly named IVAC Holdings, Inc.)

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              BANKERS TRUST COMPANY,
                              Individually and as Administrative Agent

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              BANQUE PARIBAS,
                              Individually and as Documentation Agent

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:




                              PARIBAS CAPITAL FUNDING

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              UNION BANK OF CALIFORNIA, N.A.

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              U.S. BANK NATIONAL ASSOCIATION

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              IBJ SCHRODER BANK & TRUST COMPANY

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              PILGRIM AMERICA PRIME RATE TRUST

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              SENIOR HIGH INCOME PORTFOLIO, INC.

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              ML CBO IV (Cayman) Ltd.

                              By:  Highland Capital Management L.P.
                                    as Collateral Manager

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              JACKSON NATIONAL LIFE INSURANCE COMPANY

                              By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              CRESCENT/MACH I PARTNERS, L.P.

                              By: TCW Asset Management Company, its Investment Manager

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              ALLSTATE LIFE INSURANCE COMPANY

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              METROPOLITAN LIFE INSURANCE COMPANY

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              OCTAGON CREDIT INVESTORS LOAN
                              PORTFOLIO (a unit of The Chase Manhattan Bank)

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              INDOSUEZ CAPITAL FUNDING III, LIMITED


                              By:  Indosuez Capital, as Portfolio Advisor

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              AMARA-1 FINANCE LTD.

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                              AMARA-2 FINANCE LTD.

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              PRIME INCOME TRUST

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              SENIOR DEBT PORTFOLIO


                              By:  Boston Management and Research, as
                                  Investment Advisor

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              COMMERCIAL LOAN FUNDING TRUST I

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:



                              PamCo Cayman Ltd.

                              By:  Highland Capital Management L.P.
                                   as Collateral Manager

                              By
                                ---------------------------------------------
                                 Name:
                                 Title:

                                                                         ANNEX I
                                                                         -------
                                     COMMITMENTS
                                     -----------

---------------------------------------------------------------------------------
                                             Additional D Term   Revolving Loan
                    Bank                     Loan Commitment      Commitment
---------------------------------------------------------------------------------
 Bankers Trust Company                          $30,000,000        $25,800,000
---------------------------------------------------------------------------------
 Banque Paribas                                                    $9,000,000
---------------------------------------------------------------------------------
 General Electrical Capital Corporation                            $7,200,000
---------------------------------------------------------------------------------
 IBJ Schroder Bank & Trust Company                                 $4,000,000
---------------------------------------------------------------------------------
 Pilgrim American Prime Rate Trust
---------------------------------------------------------------------------------
 Merrill Lynch Senior Floating Rate Fund,
 Inc.
---------------------------------------------------------------------------------
 Jackson National Life Insurance Company
 (By PPM America, Inc., as attorney in
 fact)
---------------------------------------------------------------------------------
 Crescent/Mach I Partners, L.P. (By TCW
 Asset Management Company its Investment
 Manager)
---------------------------------------------------------------------------------
 AllState Life Insurance Company
---------------------------------------------------------------------------------
 Octogon Credit Investors Loan Portfolio
 (a unit of The Chase Manhattan Bank)
---------------------------------------------------------------------------------
 Commercial Loan Funding Trust I
---------------------------------------------------------------------------------
 Prime Income Trust
---------------------------------------------------------------------------------
 Senior Debt Portfolio (By Boston
 Management and Research, as Investment
 Advisor)
---------------------------------------------------------------------------------
 Metropolitan Life Insurance Company
---------------------------------------------------------------------------------
 ML CBO IV (Cayman) Ltd. (By Protective
 Asset Management Company, as Collateral
 Manager)
---------------------------------------------------------------------------------
 Indosuez Capital Funding III, Limited (By
 Indosuez Capital, as Portfolio Advisor)
---------------------------------------------------------------------------------
 PAMCO Cayman Ltd. (By Protective Asset                            $2,000,000
 Management Company, as Collateral Agent)
---------------------------------------------------------------------------------
 Paribas Capital Funding
---------------------------------------------------------------------------------
 Union Bank of California, N.A.                                    $4,000,000
---------------------------------------------------------------------------------
 U.S. Bank National Association                                    $4,000,000
---------------------------------------------------------------------------------
 AMARA-1
---------------------------------------------------------------------------------
 AMARA-2
---------------------------------------------------------------------------------
 Total:                                         $30,000,000        $60,000,000
---------------------------------------------------------------------------------
